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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  DECEMBER 11, 1996

Date of Earliest Event Reported:  DECEMBER 10, 1996



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   1-11908                  13-3684956
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation or                                   Identification No.)
      organization)


      ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN  55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600


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                             Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS.

     A copy of the Press Release dated December 10, 1996, is attached hereto as
Exhibit 99. and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.  Press Release, dated December 10, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 11, 1996


                              DEPARTMENT 56, INC.


                              /s/David H. Weiser
                              ---------------------------------------------
                              David H. Weiser
                              Vice President, General Counsel and Secretary



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                            PAGE

99.            Press Release, dated December 10, 1996                   5




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                             Exhibit Index on Page 4